UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2018

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5742 (Commission File Number)	23-1614034 (I.R.S. Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 of this Form 8-K is incorporated herein by reference.

Item 1.02                                           Termination of a Material Definitive Agreement.

As previously disclosed, on February 18, 2018, Rite Aid Corporation (“Rite Aid”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Albertsons Companies, Inc. (“Albertsons”), Ranch Acquisition II LLC and Ranch Acquisition Corp. (together with Ranch Acquisition II LLC, “Merger Subs”).  On August 8, 2018, Rite Aid, Albertsons and Merger Subs entered into a Termination Agreement (the “Termination Agreement”) under which the parties mutually agreed to terminate the Merger Agreement.  Subject to limited customary exceptions, the Termination Agreement also mutually releases the parties from any claims of liability to one another relating to the contemplated merger transaction.  Under the terms of the Merger Agreement, neither Rite Aid nor Albertsons will be responsible for any payments to the other party as a result of the termination of the Merger Agreement.

The foregoing descriptions of the Merger Agreement and Termination Agreement are not complete and are qualified in their entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by Rite Aid on February 20, 2018, and the full text of the Termination Agreement, which is attached hereto as Exhibit 2.1, each of which is incorporated by reference herein.

Item 8.01                                           Other Events.

On August 8, 2018, Rite Aid issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

As a result of the termination of the Merger Agreement, the special meeting of Rite Aid’s stockholders, which was to be held on August 9, 2018 for the purpose of voting on the Merger Agreement and proposed transactions related thereto, will not take place.

In addition, Rite Aid announced in the August 8 press release that the 2018 annual meeting of stockholders (the “2018 Annual Meeting”) would be held on October 30, 2018, which represents a change of more than 25 days from the anniversary date of Rite Aid’s 2017 annual meeting of stockholders held on July 17, 2017.  As a result, the deadlines for stockholders to submit proposals and nominations of directors (other than proxy access nominations) as set forth in Rite Aid’s definitive proxy statement for Rite Aid’s 2017 annual meeting of stockholders are no longer effective.

Under Rite Aid’s Amended and Restated Bylaws, in order for stockholder proposals and director nominations (other than proxy access nominations) to be presented at the 2018 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 described below), Rite Aid must have received proper notice at Rite Aid’s principal executive offices not later than the close of business on August 18, 2018, addressed to the Secretary of Rite Aid at “Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, Attention: James J. Comitale, Secretary”. The notice must include all of the information required by Rite Aid’s Amended and Restated Bylaws.  Under Rite Aid’s Amended and Restated Bylaws, there is no change to the deadline for proxy access nominations and that deadline was February 7, 2018.

Stockholder proposals intended for inclusion in Rite Aid’s definitive proxy statement for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at Rite Aid’s principal executive offices no later than August 18, 2018 (which Rite Aid believes is a reasonable time before it begins to print and send its proxy materials), addressed to the Secretary of Rite Aid at “Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, Attention: James J. Comitale, Secretary”.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

2.1	Termination Agreement, dated as of August 8, 2018, among Rite Aid Corporation, Albertsons Companies, Inc., Ranch Acquisition II LLC and Ranch Acquisition Corp.
99.1	Press release issued by Rite Aid Corporation on August 8, 2018.

Important Notice Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995.  Statements that are not historical facts are forward-looking statements, and such statements include, but are not limited to, statements regarding the termination of the proposed merger (the “Merger”) between Rite Aid and Albertsons; the outcome of legal and regulatory matters in connection with the Merger or the termination of the merger agreement; the obligations of Rite Aid or

Albertsons related to the termination of the merger agreement; the expected governance of Rite Aid; the competitive ability and position of Rite Aid following the termination of the merger agreement; the ability of Rite Aid to implement new business strategies following the termination of the merger agreement and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the pending transactions with WBA, including the possibility that the remaining sales of distribution centers and related assets may not close, or the business of Rite Aid may suffer as a result of uncertainty surrounding the pending transactions; the risk that any announcements relating to the termination of the merger agreement could have adverse effects on the market price of Rite Aid’s common stock, and the risk that the termination of the merger agreement and its announcement could have an adverse effect on the ability of Rite Aid to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk that Rite Aid’s stock price may decline significantly if the sale of distribution centers and related assets to WBA is not completed; significant transaction costs from the terminated Merger; unknown liabilities; the risk of litigation and/or regulatory actions related to the Merger or the termination of the merger agreement; potential changes to our strategy as a result of the termination of the merger agreement, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made.  Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this communication, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: August 8, 2018	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel